EXHIBIT 99.1


                      [PULASKI FINANCIAL CORP. LETTERHEAD]


                           PULASKI FINANCIAL ANNOUNCES
                   APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER

St. Louis, Missouri, March 16, 2009 -- Pulaski Financial Corp. (Nasdaq GS: PULB) (the "Company"), the holding company for Pulaski Bank, announced that Paul J. Milano has been named Interim Chief Financial Officer of the Company and the Bank, effective on April 1, 2009, following Ramsey K. Hamadi's resignation to become the Chief Financial Officer of a $2.1 billion, publicly-traded, out-of-state bank.

Mr. Milano, a native of St. Louis, Missouri, joined Pulaski Bank in January 2006 and has served as Treasurer and Controller. He previously served as a director of and consultant to Premier Bancshares, Inc., a $148-million bank holding company headquartered in Dallas, Texas. Before joining Premier in 2003, Mr. Milano served as Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Jefferson Savings Bancorp, Inc., a $2 billion publicly-traded thrift, until it was merged into Union Planters Bank in 2002 following its purchase. Mr. Milano also served nine years with the public accounting firm of KPMG LLP, leaving in 1990 as Senior Manager to join Jefferson Savings. Mr. Milano is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

Commenting on the appointment, Gary W. Douglass, President and Chief Executive Officer stated: "We wish Ramsey success in his new position and thank him for his years of service and dedication. However, we are very excited to have someone of Paul's caliber able to step in. Paul is a quality individual with a depth of experience that will serve our organization well. While we will plan to conduct a search to make sure we review all possible candidates, we think Paul's background makes him a strong candidate to fill the position on a permanent basis."

Pulaski Financial Corp., operating in its 87th year through its subsidiary, Pulaski Bank, serves customers throughout the St. Louis metropolitan area. The bank offers a full line of quality retail and commercial banking products through twelve full-service branch offices in St. Louis and three loan production offices in the Kansas City and St. Louis metropolitan areas. The Company's Web site can be accessed at www.pulaskibankstl.com.


THIS NEWS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS ABOUT PULASKI FINANCIAL CORP., WHICH THE COMPANY INTENDS TO BE COVERED UNDER THE SAFE HARBOR PROVISIONS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS THAT ARE NOT HISTORICAL OR CURRENT FACTS, INCLUDING STATEMENTS ABOUT BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS COVER, AMONG OTHER THINGS, ANTICIPATED FUTURE REVENUE AND EXPENSES AND THE FUTURE PLANS AND PROSPECTS OF THE COMPANY. THESE STATEMENTS OFTEN INCLUDE THE WORDS "MAY," "COULD," "WOULD," "SHOULD," "BELIEVES," "EXPECTS," "ANTICIPATES," "ESTIMATES," "INTENDS," "PLANS," "TARGETS," "POTENTIALLY," "PROBABLY," "PROJECTS," "OUTLOOK" OR SIMILAR EXPRESSIONS. YOU ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INVOLVE UNCERTAINTIES, AND IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED, INCLUDING CHANGES IN GENERAL BUSINESS AND ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, LEGAL AND REGULATORY DEVELOPMENTS, INCREASED COMPETITION FROM BOTH BANKS AND NON-BANKS, CHANGES IN CUSTOMER BEHAVIOR AND PREFERENCES, AND EFFECTS OF CRITICAL ACCOUNTING POLICIES AND JUDGMENTS. FOR DISCUSSION OF THESE AND OTHER RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER FROM EXPECTATIONS, REFER TO OUR ANNUAL REPORT ON FORM 10-K AND OUR QUARTERLY REPORTS ON FORM 10-Q ON FILE WITH THE SEC, INCLUDING THE SECTIONS ENTITLED "RISK FACTORS." THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THEM IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS.

FOR ADDITIONAL INFORMATION CONTACT:
Gary W. Douglass
President and Chief Executive Officer
Pulaski Financial Corp.
(314) 878-2210 Ext. 5101